UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 13, 2013


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


      Colorado                        001-35245                 20-2835920
--------------------              -------------------       -------------------
(State or other jurisdiction     (Commission File No.)     (IRS Employer
of incorporation)                                           Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                   ------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073


                                       N/A
                   ------------------------------------=----
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

     As previously reported in the Current Report on Form 8-K filed by Synergy Resources Corporation ("Synergy") on March 7, 2013, Synergy entered into an Exploration Agreement (the "Agreement") with Vecta Oil and Gas, Ltd., a Texas limited partnership ("Vecta"), on March 1, 2013. The Agreement relates to certain oil and gas properties located in the Denver-Julesberg Basin, Colorado.

     The transactions contemplated by the Agreement closed on March 13, 2013. At the closing, Synergy paid Vecta a leasehold reimbursement fee consisting of (i) a cash payment of $2,928,502 and (ii) the issuance to Vecta of 100,000 shares of Synergy's restricted common stock having a value, for purposes of the Agreement, of approximately $660,000.

     Synergy and Vecta will work together to (i) acquire new proprietary seismic data across a portion of the oil and gas leases that are the subject of the Agreement (the "Leases"); (ii) drill a horizontal well on one of the Leases to evaluate either the Greenhorn Shale or Niobrara Shale; and (iii) conduct other exploration projects in the area covered by the Leases as may be mutually agreed upon. The Agreement contemplates the drilling of an initial well to test the Greenhorn formation on or before October 31, 2013.

     The foregoing description is qualified in its entirety by reference to the full text of the Agreement which Synergy will file as an exhibit to its 10-Q report for the three months ending February 28, 2013.

Item 3.02. Unregistered Sales of Equity Securities

     The issuance of shares of common stock described in Item 2.01 of this report was deemed to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon Section 4(2) of the Securities Act, as a transaction not involving a public offering. Vecta was provided full information regarding Synergy's business and operations and there was no general solicitation in connection with the offer or sale of these securities. Vecta acquired the shares of restricted common stock for its own account. The certificate representing the shares of restricted common stock acquired by Vecta will bear a restrictive legend providing that the shares cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of these shares.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 18, 2013

                                   SYNERGY RESOURCES CORPORATION



                                   By:  /s/ Frank L. Jennings
                                      ----------------------------------
                                      Frank L. Jennings, Principal Financial and
                                      Accounting Officer